UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

REYNOLDS CONSUMER PRODUCTS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39205	45-3464426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 879-5067

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the initial public offering by Reynolds Consumer Products Inc. (the “Company”) of its common stock, par value $0.001 per share (the “Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-234731), as amended (the “Registration Statement”), the following agreements were entered into:

•	Registration Rights Agreement dated February 4, 2020, between the Company and Packaging Finance Limited (“PFL”) (the “Registration Rights Agreement”);

•	Stockholders Agreement dated February 4, 2020, between the Company and PFL (the “Stockholders Agreement”);

•	Tax Matters Agreement dated February 4, 2020 among the Company, Reynolds Group Holdings Limited and Reynolds Group Holdings Inc. (the “Tax Matters Agreement”);

•

Credit Agreement dated February 4, 2020, by and among the Company, as parent, Reynolds Consumer Products LLC, as borrower, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and certain lenders from time to time party thereto (the “Credit Agreement”);

•	Transition Services Agreement, dated February 4, 2020 between the Company and Reynolds Group Holdings Inc. (the “RGHI TSA”); and

•	Transition Services Agreement, dated January 22, 2020 between the Company and Rank Group Limited. (the “Rank TSA”).

The Registration Rights Agreement, the Stockholders Agreement, the Tax Matters Agreement, the Credit Agreement, the RGHI TSA and the Rank TSA are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms described in the Registration Statement.

As described in Item 2.03 below, on February 4, 2020, the Company and Reynolds Consumer Products LLC entered into the Credit Agreement. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 4, 2020, the Company, as parent, and Reynolds Consumer Products LLC, as borrower (the “Borrower”) entered into a Credit Agreement with Credit Suisse AG, Cayman Islands Branch, as administrative agent, and certain lenders from time to time party thereto (the “Credit Agreement”), which provides for a $2,475 million senior secured term loan facility (the “New Term Loan Facility”) and a $250 million senior secured revolving facility (the “New Revolving Facility,” and together with the New Term Loan Facility, the “New Credit Facilities”).

The New Revolving Facility includes a sub-facility for letters of credit. In addition, the New Credit Facilities provide the Borrower with the right at any time, subject to customary conditions, to request incremental term loans or incremental revolving credit commitments.

Borrowings under the New Credit Facilities bear interest at a rate per annum equal to (i) in the case of LIBO Rate Borrowings, LIBO Rate plus 1.75% and (ii) in the case of ABR Borrowings, base rate plus 0.75%.

All obligations under the New Credit Facilities are guaranteed by the Company and are secured, subject to permitted liens and other exceptions, by a perfected first-priority pledge of all equity interests of each domestic wholly-owned material restricted subsidiary of the Company, the Borrower or a subsidiary guarantor, and perfected first-priority security interests in substantially all tangible and intangible personal property of the Company, the Borrower and the subsidiary guarantors.

The New Credit Facilities contain a number of covenants that, among other things, restrict the Company’s ability to:

•	incur or guarantee additional debt and issue certain equity securities;

•	create or incur liens;

•	engage in mergers or consolidations;

•	sell, transfer or otherwise dispose of assets;

•	pay dividends and distributions or repurchase capital stock;

•	prepay, redeem or repurchase certain indebtedness;

•	make investments, loans and advances;

•	enter into certain transactions with affiliates;

•	enter into agreements which limit the ability of the Company’s restricted subsidiaries to incur restrictions on their ability to make distributions; and

•	enter into amendments to certain indebtedness in manner materially adverse to lenders.

Each of these restrictions is subject to various exceptions. The New Credit Facilities also contain certain customary affirmative covenants and events of default for facilities of this type, including an event of default upon a change in control.

The foregoing description of the terms of the New Credit Facilities does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.4 and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2020, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01.	Other Events

On January 30, 2020, the Company announced the pricing of the initial public offering of 47,170,000 shares of its Common Stock at a price to the public of $26.00 per share. In addition, the Company granted the underwriters a 30-day option to purchase up to 7,075,500 additional shares of Common Stock at the public offering price, less underwriting discounts and commissions. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

On February 4, 2020, the Company completed its initial public offering of Common Stock. The Company sold 47,170,000 shares of Common Stock.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of Reynolds Consumer Products Inc., dated February 4, 2020

3.2	Amended and Restated Bylaws of Reynolds Consumer Products Inc., dated as of February 4, 2020

10.1	Registration Rights Agreement, dated February 4, 2020, between Packaging Finance Limited and Reynolds Consumer Products Inc.

10.2	Stockholders Agreement, dated February 4, 2020, between Packaging Finance Limited and Reynolds Consumer Products Inc.

10.3	Tax Matters Agreement dated, February 4, 2020, among Reynolds Consumer Products Inc., Reynolds Group Holdings Limited and Reynolds Group Holdings Inc.

10.4	Credit Agreement dated February 4, 2020, between Reynolds Consumer Products LLC, as borrower, Reynolds Consumer Products Inc., as parent, and certain lenders party thereto

10.5	Transition Services Agreement, dated February 4, 2020, between Reynolds Group Holdings Inc. and Reynolds Consumer Products Inc.

10.6	Transition Services Agreement, dated January 22, 2020, between Rank Group Limited and Reynolds Consumer Products Inc.

99.1	Press Release of Reynolds Consumer Products Inc. dated January 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2020

REYNOLDS CONSUMER PRODUCTS. INC

By:	/s/ David Watson
David Watson
General Counsel and Secretary